                             METRON TECHNOLOGY N.V.
                  1997 SUPERVISORY DIRECTORS' STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

                                 NOTICE OF GRANT
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Full Name of Optionee: _______________                               Country of Residence:  _______________
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No. of Shares Covered: _______________                               Date of Grant: _______________
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Option  Price  Per  Share: US$________    Equal  to  Fair
Market  Value (as such term is  defined in the Plan) as of
the Date of Grant.                                                   Expiration Date: _______________

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 Exercise Schedule pursuant to Section 4:

                                                                                No. of Shares
                                                                             As To Which Option
                                                                             Becomes Exercisable
          Initial Date of Exercisability                                       As of Such Date
         --------------------------------                                   ---------------------

               -----------------                                            -------------------

               -----------------                                            -------------------

               -----------------                                            -------------------


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                              TERMS AND CONDITIONS

         On the Date of Grant an option was automatically granted to you (the "optionee") pursuant to the Metron Technology N.V. (the "Company") 1997 Supervisory Directors' Stock Option Plan (the "Plan") to purchase shares of the Company's common stock ("Common Stock"). This option is NOT intended to qualify and will NOT be treated as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for Supervisory Directors (as defined in the Plan).

         The details of your option are as follows:

         1. The total number of shares of Common Stock subject to this option is set forth in the Notice of Grant.


                                      1.
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         2. The exercise price of this option is set forth in the Notice of
Grant.

         3. (a) Subject to the limitations contained herein, this option shall become exercisable (i.e., vest) in four (4) equal annual installments as set forth in the Notice of Grant; PROVIDED, HOWEVER, that you have, during the period from the grant date to such vesting date, continuously served as a Supervisory Director, employee of or consultant to the Company or any Affiliate (as defined in the Plan); whereupon this option shall become fully exercisable with respect to that portion of the shares represented by that installment.

            (b) Notwithstanding anything to the foregoing, in the event the optionee's service as a Supervisory Director, employee of or consultant to the Company or any Affiliate is terminated for any reason other than a voluntary termination by optionee or a termination for cause, then this option shall, as of the date of such termination, immediately become vested and exercisable with respect to all of the shares subject to this option.

            (c) This option shall in no event be exercisable in whole or in part unless and until the Plan has been approved (or ratified) by the Company's stockholders.

         4. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in the form attached or as otherwise designated by the Company) together with the exercise price, to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 6 of the Plan.

            (b) This option may only be exercised for whole shares.

            (c) You may elect to pay the exercise price under one of the following alternatives:

                       (i) Payment of the exercise price per share in cash (or check);

                       (ii) Provided that at the time of the exercise the Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Common Stock or pursuant to the terms of irrevocable instructions issued by you prior to the issuance of shares of the Common Stock.

                      (iii) Payment by a combination of the methods of payment specified in subparagraphs (i) through (ii) above.

            (d) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option.

         5. The Expiration Date of this option is set forth in the Notice of Grant, subject, however, to earlier termination upon your termination of service, as set forth in Section 6 of the Plan.


                                      2.
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         6. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         7. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the ____ day of_______________, 19__.


                                                   Very truly yours,
                                                   Metron Technology N.V.

By:

                                                       Duly authorized on behalf
                                                       of the Supervisory Board

ATTACHMENTS:

         1997 Supervisory Directors' Stock Option Plan
         Notice of Exercise


                                      3.
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The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of Common Stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options and any other stock awards previously granted and delivered to the undersigned under stock award plans of the Company, and (ii) the following agreements only:

                  NONE:     ______________________
                            (Initial)

                  OTHER:    _____________________________________________
                            _____________________________________________
                            _____________________________________________



                                    ___________________________________________
                                    Optionee


                                      4.